UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Semiannual Report
to Shareholders

DWS Dreman Mid Cap Value Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of mid-cap companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.75%, 2.57%, 2.51% and 1.37% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS Dreman Mid Cap Value Fund	6-Month‡	1-Year	Life of Fund*
Class A	13.77%	25.18%	18.39%
Class B	13.37%	24.36%	17.68%
Class C	13.39%	24.29%	17.58%
Institutional Class	14.00%	25.72%	19.11%
Russell Midcap™ Value Index+	13.01%	26.42%	18.76%
S&P® Midcap 400 Index++	13.92%	21.18%	15.41%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Mid Cap Value Fund — Class A [] Russell Midcap Value Index+ [] S&P Midcap 400 Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS Dreman Mid Cap Value Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$11,798	$12,833
	Average annual total return	17.98%	14.61%
Class B	Growth of $10,000	$12,136	$13,168
	Average annual total return	21.36%	16.24%
Class C	Growth of $10,000	$12,429	$13,448
	Average annual total return	24.29%	17.58%
Russell Midcap Value Index+	Growth of $10,000	$12,642	$13,705
	Average annual total return	26.42%	18.76%
S&P Midcap 400 Index++	Growth of $10,000	$12,118	$13,005
	Average annual total return	21.18%	15.41%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
Comparative Results as of 5/31/07
DWS Dreman Mid Cap Value Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,257,200	$1,376,900
	Average annual total return	25.72%	19.11%
Russell Midcap Value Index+	Growth of $1,000,000	$1,264,200	$1,370,500
	Average annual total return	26.42%	18.76%
S&P Midcap 400 Index++	Growth of $1,000,000	$1,211,800	$1,300,500
	Average annual total return	21.18%	15.41%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
+ Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
++ S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/07	$ 13.34	$ 13.30	$ 13.28	$ 13.36
11/30/06	$ 11.96	$ 11.87	$ 11.86	$ 12.01
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ .09	$ —	$ —	$ .14
Capital Gain Distributions	$ .15	$ .15	$ .15	$ .15
Class A Lipper Rankings — Mid-Cap Core Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	72	of	324	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.49% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/07
DWS Dreman Mid Cap Value Fund	6-Month‡	1-Year	Life of Fund*
Class S	13.94%	25.58%	18.91%
Russell Midcap Value Index+	13.01%	26.42%	18.76%
S&P Midcap 400 Index++	13.92%	21.18%	15.41%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/07	$ 13.35
11/30/06	$ 11.97
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ .12
Capital Gain Distributions	$ .15
Class S Lipper Rankings — Mid-Cap Core Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	60	of	324	19

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Mid Cap Value Fund — Class S [] Russell Midcap Value Index+ [] S&P Midcap 400 Index++

Comparative Results as of 5/31/07
DWS Dreman Mid Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$12,558	$13,728
	Average annual total return	25.58%	18.91%
Russell Midcap Value Index+	Growth of $10,000	$12,642	$13,705
	Average annual total return	26.42%	18.76%
S&P Midcap 400 Index++	Growth of $10,000	$12,118	$13,005
	Average annual total return	21.18%	15.41%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
+ Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
++ S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,137.70	$ 1,133.70	$ 1,133.90	$ 1,139.40	$ 1,140.00
Expenses Paid per $1,000*	$ 7.19	$ 10.91	$ 10.91	$ 5.33	$ 5.34
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,018.20	$ 1,014.71	$ 1,014.71	$ 1,019.95	$ 1,019.95
Expenses Paid per $1,000*	$ 6.79	$ 10.30	$ 10.30	$ 5.04	$ 5.04
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Mid Cap Value Fund	1.35%	2.05%	2.05%	1.00%	1.00%
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers David N. Dreman, F. James Hutchinson and Mark Roach discuss the economy, the market environment and performance of DWS Dreman Mid Cap Value Fund for the six months ended May 31, 2007.

Q: How would you describe the market environment over the last six months?

A: Except for a period of weakness in late February and early March, equity markets were quite strong. In fact, by the end of May, most indices were near their all-time highs. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned of 10.47% for the period.1

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Nearly all market sectors were strong over this period; returns of growth and value stocks and equities in various capitalization ranges were fairly close to one another. The mid-cap sector, in which this fund invests, was stronger than either small cap or large cap: The Russell Midcap™ Index returned 12.43% for the period, compared with the large-cap Russell 1000® Index, with a return of 10.67%, and the small-cap Russell 2000® Index, which returned 8.40%.2

2 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the index had an approximate market capitalization of $14.9 billion. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Within the mid-cap arena, value stocks performed better than growth stocks over this period. The Russell Midcap™ Value Index returned 13.01%, compared with 11.91% for the Russell Midcap™ Growth Index.3

3 The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not included fees or expenses. It is not possible to invest directly into an index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not included fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Dreman Mid Cap Value Fund managed?

A: Our management of the fund is based on the value-oriented principles that guide all funds that Dreman manages. The fund seeks long-term growth of capital by investing in the stocks of mid-cap companies that we believe are undervalued but have favorable prospects for appreciation. We define mid-cap companies as those that have a market capitalization similar to the Russell Midcap Index, which has an average market capitalization of $5.3 billion.

We begin the selection process by identifying mid-cap stocks with below market price-to-earnings ratios. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We assemble a portfolio of the most attractive stocks, drawing on analysis of the outlook for the economy as a whole and for various industries and sectors. We may favor securities from different sectors and industries at different times, while maintaining variety in terms of industries and companies represented.

We will normally sell a stock when it reaches a target price, when it no longer qualifies as a mid-cap company, or when fundamental factors change or we believe other investments offer better opportunities.

Q: How did the fund perform over the last six months?

A: The fund's return for the six months ended May 31, 2007 (Class A shares) was 13.77%. For this period the fund's benchmarks, the Russell Midcap Value Index and the S&P® Midcap 400 Index, had returns of 13.01% and 13.92%, respectively. The average return of the Lipper Mid-Cap Core Funds category was 13.52%.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

4 The S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.
The Lipper Mid-Cap Core Funds category is a group of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P MidCap 400 Index.
Index and category returns assume reinvestment of all distributions. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

Q: What were the major determinants of the fund's performance?

A: Performance benefited from positions in a few cyclical stocks, as some of the most economically sensitive sectors delivered strong performance. One of the best-performing stocks in the portfolio was General Cable Corp., which makes high- and low-voltage electrical cable and also data cable. We believe this company stands to benefit from increased investment in the power grid infrastructure and also from the growing importance of broadband communications. General Cable's earnings have improved dramatically, and the stock has responded positively. Other strong holdings in the industrials sector were Alliant Techsystems, Inc. a supplier of aerospace and defense products to the US government, which is benefiting from military activity in Iraq and elsewhere, and diversified manufacturer Parker Hannifin Corp.

In the energy sector, performance benefited from relative strength in Tesoro Corp., an independent petroleum refiner and marketer that has been in the portfolio for some time; we sold this stock after it reached a price where it no longer appeared to offer good value.

Other positives included positions in several companies that have reached agreements to be acquired. In the financials sector, A.G. Edwards, Inc., a financial services holding company with an emphasis on retail brokerage, moved up fairly steadily through the early months of 2007 and then spiked on May 31 when it announced an agreement to be acquired by Wachovia Corp. at a substantial premium over the market price. In the health care sector, Bausch & Lomb, Inc., a leading manufacturer of contact lenses, moved up sharply in May after reaching an agreement to be acquired by a private equity firm. Bausch & Lomb is a very good example of the kind of stock we like to select for this fund. We purchased the stock about a year ago after the price dropped on investors' fears related to bacteria problems with some of its contact lens care solution. We believed that the fears were overblown, and that the strength of the brand and the company would prevail. The proposed acquisition by a sophisticated financial buyer confirms the validity of our confidence in Bausch & Lomb; we sold the stock when it moved up on the news of the acquisition.

Q: What decisions detracted from performance?

A: The main detractors were industry positioning, specifically our minimal position in materials and not owning any telecommunications stocks, as these were the two strongest industry sectors in the Russell Midcap Value Index. At this late stage of an economic expansion, we do not see much value in these sectors, which tend to be highly sensitive to broad economic trends. An exception was Lyondell Chemical Co., a global oil refiner and manufacturer of chemicals and plastics, which moved up sharply in the first quarter of 2007, contributing to performance.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. In the mid-cap arena, there are often opportunities to identify stocks that meet our value criteria that are not widely followed.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We believe this approach has the potential for better risk-adjusted returns than the equity market as a whole over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/07	11/30/06

Common Stocks	91%	98%
Cash Equivalents	9%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/07	11/30/06

Financials	20%	28%
Industrials	18%	11%
Consumer Discretionary	16%	5%
Energy	10%	15%
Consumer Staples	10%	7%
Health Care	9%	16%
Utilities	6%	6%
Information Technology	6%	7%
Materials	3%	5%
Telecommunication Services	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2007 (16.2% of Net Assets)
1. General Cable Corp. Manufacturer of copper wire and cable products for communications and electrical markets	1.9%
2. Anixter International, Inc. Provider of cabling solutions for private network infrastructure requirements	1.7%
3. Edison International Provider of electric utilities and services	1.6%
4. Mohawk Industries, Inc. Designs, manufactures and markets woven and tufted broadloom carpets and rugs	1.6%
5. A.G. Edwards, Inc. Provides securities and commodities brokerage services	1.6%
6. Lyondell Chemical Co. Refiner and marketer of petrochemicals	1.6%
7. Smithfield Foods, Inc. Processes pork and produces hogs through its meat processing and hog production groups	1.6%
8. PPL Corp. Provider of electricity and natural gas in Pennsylvania and Maryland	1.6%
9. Cooper Industries Ltd. Manufacturer of electrical products, tools and hardware	1.5%
10. Parker Hannifin Corp. Manufacturer of fluid control components	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 89.9%
Consumer Discretionary 14.0%
Auto Components 1.4%
Autoliv, Inc.	17,950	1,071,615
Diversified Consumer Services 1.5%
Apollo Group, Inc. "A"*	24,100	1,156,077
Household Durables 4.4%
Leggett & Platt, Inc.	44,750	1,095,032
Mohawk Industries, Inc.*	12,400	1,265,544
Whirlpool Corp.	10,200	1,138,830
		3,499,406
Media 1.3%
Gannett Co., Inc.	18,150	1,067,583
Specialty Retail 5.4%
Foot Locker, Inc.	44,150	968,651
Men's Wearhouse, Inc.	22,150	1,181,481
The Sherwin-Williams Co.	15,950	1,078,858
TJX Companies, Inc.	37,300	1,043,281
		4,272,271
Consumer Staples 8.7%
Beverages 1.5%
Constellation Brands, Inc. "A"*	47,900	1,163,970
Food & Staples Retailing 0.2%
SUPERVALU, Inc.	3,900	185,796
Food Products 4.4%
Hormel Foods Corp.	27,650	1,035,492
Smithfield Foods, Inc.*	38,600	1,240,604
The J.M. Smucker Co.	20,150	1,162,655
		3,438,751
Household Products 1.3%
Church & Dwight Co., Inc.	19,950	997,700
Tobacco 1.3%
Loews Corp. — Carolina Group	13,550	1,053,513
Energy 8.7%
Energy Equipment & Services 1.5%
Superior Energy Services, Inc.*	29,400	1,180,704
Oil, Gas & Consumable Fuels 7.2%
Anadarko Petroleum Corp.	22,800	1,132,020
Cameco Corp.	22,700	1,179,719
Chesapeake Energy Corp.	33,650	1,173,039
Hess Corp.	18,450	1,092,609
Newfield Exploration Co.*	24,000	1,152,960
		5,730,347
Financials 18.0%
Capital Markets 1.6%
A.G. Edwards, Inc.	14,300	1,260,688
Commercial Banks 5.3%
Comerica, Inc.	17,350	1,090,100
Huntington Bancshares, Inc.	48,000	1,078,080
KeyCorp.	27,550	981,056
Marshall & Ilsley Corp.	21,850	1,048,581
		4,197,817
Diversified Financial Services 1.5%
CIT Group, Inc.	19,550	1,171,632
Insurance 7.0%
Ambac Financial Group, Inc.	12,200	1,093,242
Arch Capital Group Ltd.*	15,150	1,089,133
Cincinnati Financial Corp.	24,200	1,099,164
HCC Insurance Holdings, Inc.	33,200	1,092,612
Protective Life Corp.	23,400	1,170,702
		5,544,853
Real Estate Investment Trusts 2.6%
Hospitality Properties Trust (REIT)	21,850	971,014
Ventas, Inc. (REIT)	24,600	1,042,056
		2,013,070
Health Care 8.2%
Health Care Equipment & Supplies 5.6%
Beckman Coulter, Inc.	16,300	1,066,020
Hillenbrand Industries, Inc.	17,250	1,141,950
Kinetic Concepts, Inc.*	21,850	1,096,433
The Cooper Companies, Inc.	20,500	1,130,370
		4,434,773
Health Care Providers & Services 1.4%
Lincare Holdings, Inc.*	27,000	1,082,430
Pharmaceuticals 1.2%
Mylan Laboratories, Inc.	49,900	986,523
Industrials 16.5%
Aerospace & Defense 4.2%
Alliant Techsystems, Inc.*	11,800	1,191,800
DRS Technologies, Inc.	20,500	1,052,675
L-3 Communications Holdings, Inc.	11,800	1,124,068
		3,368,543
Commercial Services & Supplies 1.5%
R.R. Donnelley & Sons Co.	27,650	1,183,973
Electrical Equipment 6.4%
AMETEK, Inc.	30,650	1,156,731
Cooper Industries Ltd. "A"	22,800	1,221,624
General Cable Corp.*	21,850	1,489,077
Hubbell, Inc. "B"	21,150	1,191,380
		5,058,812
Machinery 3.0%
Eaton Corp.	12,300	1,153,002
Parker Hannifin Corp.	11,800	1,196,048
		2,349,050
Trading Companies & Distributors 1.4%
WESCO International, Inc.*	16,700	1,082,494
Information Technology 5.6%
Computers & Peripherals 1.3%
Seagate Technology	48,100	990,379
Electronic Equipment & Instruments 3.1%
Anixter International, Inc.*	18,450	1,362,717
Arrow Electronics, Inc.*	26,900	1,104,245
		2,466,962
Software 1.2%
Fair Isaac Corp.	25,850	978,423
Materials 3.0%
Chemicals
Lyondell Chemical Co.	33,400	1,241,478
Sigma-Aldrich Corp.	25,200	1,090,656
		2,332,134
Telecommunication Services 1.3%
Diversified Telecommunication Services
Windstream Corp.	70,300	1,055,906
Utilities 5.9%
Electric Utilities 3.2%
Edison International	21,850	1,273,199
PPL Corp.	26,900	1,236,324
		2,509,523
Multi-Utilities 2.7%
Ameren Corp.	20,350	1,079,975
Integrys Energy Group, Inc.	18,550	1,036,945
		2,116,920
Total Common Stocks (Cost $63,033,068)		71,002,638

Cash Equivalents 9.3%
Cash Management QP Trust, 5.32% (a) (Cost $7,356,288)	7,356,288	7,356,288
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $70,389,356)+	99.2	78,358,926
Other Assets and Liabilities, Net	0.8	647,796
Net Assets	100.0	79,006,722
* Non-income producing security.
+ The cost for federal income tax purposes was $70,402,116. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $7,956,810. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,653,630 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $696,820.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $63,033,068)	$ 71,002,638
Investment in Cash Management QP Trust (cost $7,356,288)	7,356,288
Total investments in securities, at value (cost $70,389,356)	78,358,926
Cash	10,000
Dividends receivable	96,807
Interest receivable	22,970
Receivable for Fund shares sold	704,988
Other assets	40,168
Total assets	79,233,859
Liabilities
Payable for Fund shares redeemed	107,619
Accrued management fee	16,431
Other accrued expenses and payables	103,087
Total liabilities	227,137
Net assets, at value	$ 79,006,722
Net Assets
Net assets consist of: Undistributed net investment income	140,820
Net unrealized appreciation (depreciation) on investments	7,969,570
Accumulated net realized gain (loss)	3,881,368
Paid-in capital	67,014,964
Net assets, at value	$ 79,006,722

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($41,532,999 ÷ 3,112,829 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 13.34
Maximum offering price per share (100 ÷ 94.25 of $13.34)	$ 14.15

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,238,260 ÷ 243,510 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 13.30

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,802,765 ÷ 1,189,799 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 13.28
Class S Net Asset Value, offering and redemption price(a) per share ($11,360,264 ÷ 850,952 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 13.35
Institutional Class Net Asset Value, offering and redemption price(a) per share ($7,072,434 ÷ 529,202 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 13.36
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $355)	$ 511,151
Interest — Cash Management QP Trust	103,208
Total Income	614,359
Expenses: Management fee	220,505
Services to shareholders	57,256
Custodian and accounting fees	58,399
Distribution service fees	104,076
Auditing	23,047
Legal	7,110
Directors' fees and expenses	7,107
Reports to shareholders	29,741
Registration fees	24,006
Other	5,057
Total expenses before expense reductions	536,304
Expense reductions	(114,481)
Total expenses after expense reductions	421,823
Net investment income (loss)	192,536
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,898,007
Net increase from payment by affiliates and net losses realized on the disposal of investments in violation of restrictions	—
3,898,007
Net unrealized appreciation (depreciation) during the period on investments	4,220,182
Net gain (loss) on investment transactions	8,118,189
Net increase (decrease) in net assets resulting from operations	$ 8,310,725

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
Operations: Net investment income (loss)	$ 192,536	$ 196,381
Net realized gain (loss) on investment transactions	3,898,007	562,437
Net unrealized appreciation (depreciation) during the period on investment transactions	4,220,182	3,662,484
Net increase (decrease) in net assets resulting from operations	8,310,725	4,421,302
Distributions to shareholders from: Net investment income: Class A	(155,899)	(4,480)
Class S	(56,975)	(14,903)
Institutional Class	(74,061)	(3,754)
Net realized gains:
Class A	(266,996)	—
Class B	(34,007)	—
Class C	(113,681)	—
Class S	(73,057)	—
Institutional Class	(81,985)	—
Fund share transactions: Proceeds from shares sold	35,274,956	33,419,960
Reinvestment of distributions	791,874	22,650
Cost of shares redeemed	(9,019,731)	(2,420,555)
Redemption fees	4,897	2,625
Net increase (decrease) in net assets from Fund share transactions	27,051,996	31,024,680
Increase (decrease) in net assets	34,506,060	35,422,845
Net assets at beginning of period	44,500,662	9,077,817
Net assets at end of period (including undistributed net investment income of $140,820 and $235,219, respectively)	$ 79,006,722	$ 44,500,662

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.96	$ 10.04	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.09	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.57	1.84	.05
Total from investment operations	1.62	1.93	.04
Less distributions from: Net investment income	(.09)	(.01)	—
Net realized gains on investment transactions	(.15)	—	—
Total distributions	(.24)	(.01)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.34	$ 11.96	$ 10.04
Total Return (%)[d,e]	13.77**	19.20	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	21	4
Ratio of expenses before expense reductions (%)	1.70*	2.55	6.68*
Ratio of expenses after expense reductions (%)	1.35*	1.25[f]	2.81*
Ratio of net investment income (loss) (%)	.74*	.86	(.51)*
Portfolio turnover rate (%)	127*	34	10
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.87	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	.02	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.58	1.83	.05
Total from investment operations	1.58	1.85	.02
Less distributions from: Net realized gains on investment transactions	(.15)	—	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.30	$ 11.87	$ 10.02
Total Return (%)[d,e]	13.37**	18.46	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	1
Ratio of expenses before expense reductions (%)	2.49*	3.36	7.41*
Ratio of expenses after expense reductions (%)	2.05*	1.95[f]	3.51*
Ratio of net investment income (loss) (%)	.04*	.16	(1.21)*
Portfolio turnover rate (%)	127*	34	10
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.86	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	.02	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.57	1.82	.05
Total from investment operations	1.57	1.84	.02
Less distributions from: Net realized gains on investment transactions	(.15)	—	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.28	$ 11.86	$ 10.02
Total Return (%)[d,e]	13.39**	18.36	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	9	2
Ratio of expenses before expense reductions (%)	2.47*	3.34	7.46*
Ratio of expenses after expense reductions (%)	2.05*	1.95[f]	3.51*
Ratio of net investment income (loss) (%)	.04*	.16	(1.21)*
Portfolio turnover rate (%)	127*	34	10
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.97	$ 10.05	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.13	(.00)***
Net realized and unrealized gain (loss) on investment transactions	1.58	1.85	.05
Total from investment operations	1.65	1.98	.05
Less distributions from: Net investment income	(.12)	(.06)	—
Net realized gains on investment transactions	(.15)	—	—
Total distributions	(.27)	(.06)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.35	$ 11.97	$ 10.05
Total Return (%)[d]	13.94**	19.88	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	6	2
Ratio of expenses before expense reductions (%)	1.47*	2.27	6.38*
Ratio of expenses after expense reductions (%)	1.00*	.90[e]	2.46*
Ratio of net investment income (loss) (%)	1.09*	1.21	(.16)*
Portfolio turnover rate (%)	127*	34	10
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.01	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.13	(.00)***
Net realized and unrealized gain (loss) on investment transactions	1.57	1.88	.06
Total from investment operations	1.64	2.01	.06
Less distributions from: Net investment income	(.14)	(.06)	—
Net realized gains on investment transactions	(.15)	—	—
Total distributions	(.29)	(.06)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.36	$ 12.01	$ 10.06
Total Return (%)[d]	14.00**	20.06	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7.6
Ratio of expenses before expense reductions (%)	1.37*	2.23	6.38*
Ratio of expenses after expense reductions (%)	1.00*	0.90[e]	2.46*
Ratio of net investment income (loss) (%)	1.09*	1.21	(.16)*
Portfolio turnover rate (%)	127*	34	10
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Mid Cap Value Fund ("the Fund") is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, service to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from December 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $55,183,956 and $35,656,163, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services.

The Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily at the following rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $1.5 billion of such net assets	.680%
Over $4.0 billion of such assets	.660%

For the period from December 1, 2006 through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.35%
Class B	2.05%
Class C	2.05%
Class S	1.00%
Institutional Class	1.00%

Accordingly, for the six months ended May 31, 2007, the Advisor waived a portion of its management fee pursuant to the investment management agreement aggregating $104,298 and the amount imposed aggregated $116,929, which was the equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2007
Class A	$ 23,775	$ —	$ 6,986
Class B	3,096	1,257	454
Class C	10,184	3,676	3,060
Class S	4,649	4,649	—
Institutional Class	2,053	521	1,532
	$ 43,757	$ 10,103	$ 12,032

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $53,956, of which $7,844 was unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 10,525	$ 1,883
Class C	43,523	9,152
	$ 54,048	$ 11,035

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annualized Effective Rate
Class A	$ 33,610	$ 8,377.22%
Class B	3,055	613.22%
Class C	13,363	3,000.23%
	$ 50,028	$ 11,990

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2007 aggregated $862.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2007, the CDSC for Class B and C shares aggregated $546 and $1,661, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,196, of which $13,320 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2007, the custodian fee was reduced by $80 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,658,895	$ 20,491,771	1,455,288	$ 16,015,666
Class B	99,033	1,220,229	131,513	1,428,681
Class C	582,613	7,207,020	598,926	6,551,563
Class S	476,792	5,934,184	351,729	3,856,622
Institutional Class	34,435	421,752	499,921	5,567,428
		$ 35,274,956		$ 33,419,960
Shares issued to shareholders in reinvestment of distributions
Class A	31,929	$ 376,764	385	$ 4,042
Class B	2,593	30,597	—	—
Class C	8,692	102,393	—	—
Class S	10,984	129,507	1,388	14,857
Institutional Class	12,933	152,613	352	3,751
		$ 791,874		$ 22,650
Shares redeemed
Class A	(320,069)	$ (4,037,594)	(139,435)	$ (1,547,659)
Class B	(78,113)	(975,702)	(14,596)	(158,557)
Class C	(132,218)	(1,656,484)	(20,625)	(230,422)
Class S	(119,242)	(1,490,590)	(32,066)	(351,458)
Institutional Class	(68,183)	(859,361)	(11,998)	(132,459)
		$ (9,019,731)		$ (2,420,555)
Redemption fees		$ 4,897		$ 2,625
Net increase (decrease)
Class A	1,370,755	$ 16,834,046	1,316,238	$ 14,473,999
Class B	23,513	275,124	116,917	1,270,226
Class C	459,087	5,652,942	578,301	6,321,701
Class S	368,534	4,573,220	321,051	3,520,034
Institutional Class	(20,815)	(283,336)	488,275	5,438,720
		$ 27,051,996		$ 31,024,680

F. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Payment Made by Affiliates

During the six months ended May 31, 2007, the Advisor fully reimbursed the Fund $32, for losses incurred in violation of the Fund's investment restrictions. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	MIDVX	MIDYX	MIDZX	MIDIX
CUSIP Number	23338F-747	23338F-739	23338F-721	23338F-697
Fund Number	417	617	717	1417
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
		Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	MIDTX
Fund Number	2117

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007